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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 7, 1998

                       DISPATCH MANAGEMENT SERVICES CORP.

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               (Exact name of registrant as specified in charter)

         Delaware                  000-23349                 13-3967426
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     (State or other              (Commission)              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation

  65 West 36th Street, New York, New York                              10018
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 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code               (212) 268-2910


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          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

On April 7, 1998, Dispatch Management Services Corp. (the "Registrant") acquired all of the outstanding capital stock (the "Acquisition" of Delta Air & Road Transport PLC ("Delta") from its sole shareholders (the "Shareholders"). Delta, headquartered in London, has over forty offices located throughout the United Kingdom. It is engaged primarily in on-demand and scheduled delivery services, and reported 1997 revenues of approximately $33 million. The business of Delta will continue to be operated by the Registrant. The Acquisition was consummated in accordance with the terms of an agreement dated April 7, 1998 among the Registrant, Delta and the Shareholders.

The consideration paid by the Registrant in connection with the Acquisition was $21.7 million in cash. An additional $3 million may be paid contingent upon certain performance criteria being met. The consideration paid in connection with the Acquisition was determined through arms-length negotiations between the representatives of each of the Registrant and Delta.

Other than as described herein, neither the Registrant nor any of its Affiliates had, nor to the knowledge of the Registrant, did any director or officer or any associate of any such director or officer of the Registrant have, any material relationship with Delta prior to the Acquisition. The Registrant financed the Acquisition from cash reserves.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a) The required financial statements are not now available. They will be filed by the Registrant under cover of Form 8K/A as soon as practicable, but not later than June 20, 1998.

c)    Exhibits:

      Exhibit 2. Form of Agreement between the Registrant and the Shareholders.

      Exhibit 99.1. Unaudited Pro Forma Combined Financial Statements of Dispatch Management Services Corp. as of September 30, 1997 and for the year ended December 31, 1996 and for the nine months ended September 30, 1997.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISPATCH MANAGEMENT SERVICES CORP.


                                    /s/ Marko Bogoievski
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                                    By: Marko Bogoievski
                                        Chief Financial Officer

Dated: April 21, 1998